Exhibit 10.1
          EXTENSION AMENDMENT No. 1, dated as of April 6, 2010 (this “Extension Amendment”), to the Credit Agreement, dated as of November 17, 2006 (as amended on February 16, 2007 and further amended on March 2, 2009 and June 18, 2009, the “Credit Agreement”), among HCA Inc. (the “Company” or the “Parent Borrower”), HCA UK Capital Limited (the “European Subsidiary Borrower” and, collectively with the Parent Borrower, the “Borrowers”), the lending institutions from time to time parties thereto (each a “Lender” and, collectively, the “Lenders”), Bank of America, N.A., as Administrative Agent, Swingline Lender and Letter of Credit Issuer, and the other parties thereto. Capitalized terms used but not defined herein have the meanings provided in the Credit Agreement.
          WHEREAS, Section 2.14(f) of the Credit Agreement permits the Lenders of any Existing Class of Term Loans, upon request of the applicable Borrower, to extend the scheduled maturity date of any payment of principal with respect to all or a portion of such Term Loans by converting all or such portion, respectively, of such Term Loans into Extended Term Loans pursuant to the procedures described therein;
          WHEREAS, in accordance with such procedures, the Parent Borrower has requested that the Tranche B-1 Term Loan Lenders extend the scheduled maturity of $2,000,000,000 in aggregate principal amount of Tranche B-1 Term Loans, such extension to be effected by converting such amount of Tranche B-1 Term Loans into Tranche B-2 Term Loans (as defined below), in each case subject to the terms and conditions set forth herein;
          WHEREAS, each Tranche B-1 Term Loan Lender party hereto has agreed subject to the terms and conditions set forth herein, to convert up to the principal amount of its Tranche B-1 Term Loans set forth on such Tranche B-1 Term Loan Lender’s signature page hereto into Tranche B-2 Term Loans;
          WHEREAS, Section 2.14(f)(iii) of the Credit Agreement permits, subject to the limitations set forth therein, (i) the Credit Parties, the Administrative Agent and the Extending Lenders to enter into an Extension Amendment (as defined in the Credit Agreement) without the consent of any other Lenders to establish such Tranche B-2 Term Loans and effect certain amendments to the Credit Agreement and the other Credit Documents with respect to such Tranche B-2 Term Loans as the Credit Parties, the Administrative Agent and the Extending Lenders may agree and (ii) any such Extension Amendment to provide for additional amendments to the Credit Agreement other than those referred to or contemplated by Section 2.14(f)(iii), provided such additional amendments do not become effective prior to such time as they have been consented to (including, without limitation, pursuant to (1) consents applicable to holders of any New Term Loans and New Revolving Commitments in either case provided for in any Joinder Agreement executed and (2) consents applicable to holders of any Extended Term Loans provided for in any such Extension Amendment) by such of the Lenders, Credit Parties and other parties (if any) as may be required for such additional amendments to become effective in accordance with Section 14.1 of the Credit Agreement (such effective time as to any such additional amendment, the “Additional Amendment Effective Time” thereof).
          NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

          Section 1 Establishment of Extension Series.
          (a) There is hereby established under the Credit Agreement an Extension Series of Extended Term Loans which shall be titled the “Tranche B-2 Term Loans” and references in the Credit Agreement to Term Loans and Extended Term Loans shall include, without limitation, the Tranche B-2 Term Loans. The Existing Class with respect to the Tranche B-2 Term Loans for purposes of the Credit Agreement shall be the Tranche B-1 Term Loans and all references in the Credit Agreement to “Existing Class” when used with respect to the Tranche B-2 Term Loans shall refer to the Tranche B-1 Term Loans.
          (b) On the Extension Amendment No. 1 Effective Date, the Extension Amendment No. 1 Converted Amount of the Tranche B-1 Term Loans of each Tranche B-1 Term Loan Lender party hereto shall automatically (and without any further action on the part of any party to this Extension Amendment or the Credit Agreement) convert into a Tranche B-2 Term Loan to the Parent Borrower of an equal principal amount and denominated in Dollars. All accrued and unpaid amounts (including interest) owing by the Parent Borrower under the Credit Agreement with respect to any Tranche B-1 Term Loan (or portion thereof, if applicable) converted to a Tranche B-2 Term Loan to but not including the Extension Amendment No. 1 Effective Date shall automatically convert to an equal amount of equivalent accrued and unpaid obligations owing with respect to the Tranche B-2 Term Loan into which such Tranche B-1 Term Loan (or portion thereof, if applicable) was converted and shall be payable at the same times as such amounts would have been payable with respect to such converted Tranche B-1 Term Loan (or portion thereof, if applicable) if such conversion had not occurred. From and after the Extension Amendment No. 1 Effective Date, interest shall accrue on the Tranche B-2 Term Loans at the rate provided for in the Credit Agreement after giving effect to this Extension Amendment. Each Tranche B-2 Term Loan (or portion thereof, if applicable) that was converted from any Tranche B-1 Term Loan (or portion thereof, if applicable) that was a LIBOR Term Loan immediately prior to such conversion shall initially be deemed to be a Borrowing of a Tranche B-2 Term Loan that is a LIBOR Term Loan with an initial Interest Period equal to the remaining duration (as of the Extension Amendment No. 1 Effective Date) of the Interest Period applicable to such Borrowing of a Tranche B-1 Term Loan; provided, however, that it is understood and agreed that in no event shall any conversion or extension of any Loan, or any other transaction specifically contemplated by this Extension Amendment, constitute a repayment, conversion or other event with respect to such Loan that would result in the application or operation of the provisions of Section 2.11 of the Credit Agreement.
          (c) Set forth below are the scheduled principal repayment provisions of the Tranche B-2 Term Loans for purposes of Section 2.5(d) of the Credit Agreement:
     “The Parent Borrower shall repay to the Administrative Agent, in Dollars, for the benefit of the Tranche B-2 Term Loan Lenders, on each date set forth below (each, a “Tranche B-2 Repayment Date” (which for the avoidance of doubt, shall constitute an “Extended Term Loan Repayment Date” under the Credit Agreement), a principal amount in respect of the Tranche B-2 Term Loans equal to (x) the outstanding principal amount of Tranche B-2 Term Loans on the Extension Amendment No. 1 Effective Date (immediately after giving effect to Extension Amendment No. 1) multiplied by (y) the percentage set forth below opposite such Tranche B-2 Repayment Date (each, a “Tranche B-2 Repayment Amount”):

Tranche B-2
Date	Repayment Amount
December 31, 2013	0.25%
March 31, 2014	0.25%
June 30, 2014	0.25%
September 30, 2014	0.25%
December 31, 2014	0.25%
March 31, 2015	0.25%
June 30, 2015	0.25%
September 30, 2015	0.25%
December 31, 2015	0.25%
March 31, 2016	0.25%
June 30, 2016	0.25%
September 30, 2016	0.25%
December 31, 2016	0.25%
Tranche B-2 Term Loan Maturity Date	Remaining outstanding amounts”
          (d) Except as expressly provided in this Extension Amendment or in the Credit Agreement (after giving effect to this Extension Amendment and to any subsequent amendment or other modification to the Credit Agreement in accordance with its terms), the terms of the Tranche B-2 Term Loans shall be identical to those applicable to the Tranche B-1 Term Loans.
          Section 2 Extension Amendment No. 1 Effective Date Amendments to Credit Agreement.
          (a) Section 1.1 of the Credit Agreement is hereby amended as of the Extension Amendment No. 1 Effective Date by adding the following definitions in proper alphabetical order:
          “Extension Amendment No. 1” shall mean Extension Amendment No. 1 to this Agreement dated as of April 6, 2010.
          “Extension Amendment No. 1 Converted Amount” shall mean, with respect to any Tranche B-1 Term Lender that became a party to Extension Amendment No. 1 by submitting to the Administrative Agent a signature page to Extension Amendment No. 1 offering to convert all or a portion of such Tranche B-1 Term Loan Lender’s Tranche B-1 Term Loans to one or more Tranche B-2 Term Loans (the principal amount of such Tranche B-1 Term Loans submitted for conversion by such Tranche B-1 Term Loan Lender as set forth on its signature page to Extension Amendment No. 1, the “Submitted Tranche B-1 Term Loan Amount” of such Lender), an amount (notified to such Lender by the Administrative Agent and rounded upward or downward to the nearest whole $0.01 by the Administrative Agent in its sole discretion) equal to the product of (x) the Extension No. 1 Pro Ration Factor and (y) the Submitted Tranche B-1 Term Loan Amount of such Lender.
          “Extension Amendment No. 1 Effective Date” shall mean April 6, 2010, the first Business Day on which all conditions precedent set forth in Section 4 of Extension Amendment No. 1 were satisfied.
          “Extension No. 1 Pro Ration Factor” shall mean the lesser of (i) 1.0 and (ii) a fraction, the numerator of which is $2,000,000,000 and the denominator of which is the aggregate of the respective principal amounts of the Submitted Tranche B-1 Term Loan Amounts of all Lenders.
          “Extension No. 1 Request” shall mean that certain Extension Request, dated as of March 17, 2010 provided to the Administrative Agent by the Parent Borrower.
          “Required Tranche B-2 Term Loan Lenders” shall mean, at any date, Lenders holding a majority of the aggregate outstanding principal amount of the Tranche B-2 Term Loans (excluding Tranche B-2 Term Loans held by Defaulting Lenders) at such date.
          “Tranche B-2 Repayment Amount” shall have the meaning provided in Section 1(c) of Extension Amendment No. 1.
          “Tranche B-2 Repayment Date” shall have the meaning provided in Section 1(c) of Extension Amendment No. 1.
          “Tranche B-2 Term Loan” shall mean a Tranche B-2 Term Loan created from the conversion of one or more Tranche B-1 Term Loans on the Extension Amendment No. 1 Effective Date pursuant to Section 1(b) of Extension Amendment No. 1.
          “Tranche B-2 Term Loan Lender” shall mean a Lender with an outstanding Tranche B-2 Term Loan.
          “Tranche B-2 Term Loan Maturity Date” shall mean March 31, 2017, or, if such date is not a Business Day, the next preceding Business Day.
          (b) Section 1.1 of the Credit Agreement is hereby amended as of the Extension Amendment No. 1 Effective Date by deleting the definition of “Applicable ABR Margin” and replacing it with the following:
          “Applicable ABR Margin” shall mean at any date, with respect to each ABR Loan that is a Tranche A-1 Term Loan, Tranche B-1 Term Loan, Tranche B-2 Term Loan, Revolving Credit Loan or Swingline Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

	Applicable ABR Margin for:
	Tranche A-1	Tranche B-1	Tranche B-2	Revolving Credit and
Status	Term Loans	Term Loans	Term Loans	Swingline Loans
Level I Status	1.25%	1.25%	2.25%	1.50%
Level II Status	1.00%	1.25%	2.25%	1.25%
Level III Status	0.75%	1.25%	2.25%	1.00%
Level IV Status	0.50%	1.25%	2.25%	0.75%
Level V Status	0.25%	1.25%	2.25%	0.50%
Notwithstanding the foregoing, Level I Status shall apply during the period from and including the Closing Date to but excluding the Trigger Date.
          (c) Section 1.1 of the Credit Agreement is hereby amended effective as of the Extension Amendment No. 1 Effective Date by deleting the definition of “Applicable LIBOR Margin” contained therein and replacing it with the following:
          “Applicable LIBOR Margin” shall mean, at any date, with respect to each LIBOR Loan that is a Tranche A-1 Term Loan, Tranche B-1 Term Loan, Tranche B-2 Term Loan, European-1 Tranche Term Loan or Revolving Credit Loan, the applicable percentage per annum set forth below based upon the Status in effect on such date:

	Applicable LIBOR Margin for:
	Tranche	Tranche	Tranche	European-1	Revolving
	A-1	B-1	B-2	Tranche	Credit
Status	Term Loans	Term Loans	Term Loans	Term Loans	Loans
Level I Status	2.25%	2.25%	3.25%	2.25%	2.50%
Level II Status	2.00%	2.25%	3.25%	2.00%	2.25%
Level III Status	1.75%	2.25%	3.25%	2.00%	2.00%
Level IV Status	1.50%	2.25%	3.25%	2.00%	1.75%
Level V Status	1.25%	2.25%	3.25%	2.00%	1.50%
Notwithstanding the foregoing, Level I Status shall apply during the period from and including the Closing Date to but excluding the Trigger Date.
          (d) Section 1.1 of the Credit Agreement is hereby amended effective as of the Extension Amendment No. 1 Effective Date by deleting the definition of “Maturity Date” contained therein and replacing it with the following:
          “Maturity Date” shall mean the Tranche A-1 Term Loan Maturity Date, the Tranche B-1 Term Loan Maturity Date, the Tranche B-2 Term Loan Maturity Date, the European-1 Tranche Term Loan Maturity Date or the Revolving Credit Maturity Date.
          (e) Section 2.5(f) of the Credit Agreement is hereby amended effective as of the Extension Amendment No.1 Effective Date by inserting the words “Tranche B-2 Term Loan,” immediately following the words “Tranche B-1 Term Loan,” therein.

          (f) Section 5.2(c) of the Credit Agreement is hereby amended effective as of the Extension Amendment No. 1 Effective Date by deleting the second and third sentences thereof and replacing them with the following:
“Subject to Section 5.2(h), from and after the date that is three years after the Closing Date,
(I)	each prepayment of Term Loans pursuant to Section 5.2(a)(i) or (ii) (other than pursuant to any Debt Incurrence Prepayment Event) shall be allocated pro rata among the Tranche A-1 Term Loans, the Tranche B-1 Term Loans, the Tranche B-2 Term Loans and the European-1 Tranche Term Loans based on the applicable remaining Repayment Amounts due thereunder; and

(II)	each prepayment of Term Loans pursuant to Section 5.2(a)(i) with the Net Cash Proceeds of any Debt Incurrence Prepayment Event shall be allocated (A) at any time prior to the time that no Tranche A-1 Term Loans, Tranche B-1 Term Loans or European-1 Tranche Term Loans are outstanding, pro rata among the Tranche A-1 Term Loans, the Tranche B-1 Term Loans and the European-1 Tranche Term Loans based on the applicable remaining Repayment Amounts due thereunder and (B) from and after the time that no Tranche A-1 Term Loans, Tranche B-1 Term Loans or European-1 Tranche Term Loans are outstanding, to the Tranche B-2 Term Loans (and, to the extent provided by any Joinder Agreement or Extension Amendment with respect to any Class of Term Loans established following the Extension No. 1 Amendment Effective Date, to the outstanding Term Loans comprising such Class on a basis such that the total amount of such Net Cash Proceeds allocated to such Class in the aggregate is not greater than such Class’s pro rata share of the aggregate amount of all such Net Cash Proceeds (based on the respective total outstanding principal amounts of all Classes of Term Loans then outstanding that, pursuant to the applicable Joinder Agreement or Extension Amendment, are required to be prepaid with a portion of such Net Cash Proceeds)), and in each case shall be applied (x) in the case of Tranche A-1 Term Loans, to reduce the respective Tranche A-1 Repayment Amounts on a pro rata basis and (y) in the case of Tranche B-1 Term Loans, the Tranche B-2 Term Loans and European-1 Tranche Term Loans, as applicable, first, to the next eight unpaid Repayment Amounts due in respect of such Term Loans in direct order of maturity thereof, and, second, on a pro rata basis among the remaining unpaid Repayment Amounts due in respect of such Term Loans. Subject to Section 5.2(h), with respect to each such prepayment, the applicable Borrower will, not later than the date specified in Section 5.2(a) for making such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing and which shall include a calculation of the amount of such prepayment to be applied to each Class of Term Loans) requesting that the Administrative Agent provide notice of such prepayment to each Tranche A-1 Term Loan Lender, Tranche B-1 Term Loan Lender, Tranche B-2 Term Loan Lender or European-1 Tranche Term Loan Lender, as applicable.”

          (g) Section 5.2(h) of the Credit Agreement is hereby amended effective as of the Extension Amendment No. 1 Effective Date to replace the reference to (i) “Tranche A-1 Term Loans or Tranche B-1 Term Loans” with “Tranche A-1 Term Loans, Tranche B-1 Term Loans or Tranche B-2 Term Loans” and (ii) “Tranche A-1 Term Loans and Tranche B-2 Term Loans” with “Tranche A-1 Term Loans, Tranche B-1 Term Loans and Tranche B-2 Term Loans.”
          (h) Section 14.1 of the Credit Agreement is hereby amended by inserting the following at the end of the proviso to the second sentence thereof:
“, or (xii) reduce the percentage provided for in the definition of the term “Required Tranche B-2 Term Loan Lenders”, without the written consent of each Lender directly and adversely affected thereby, or decrease any Tranche B-2 Repayment Amount, extend any scheduled Tranche B-2 Repayment Date or decrease the amount or allocation of any mandatory prepayment to be received by any Tranche B-2 Term Loan Lender, in each case without the written consent of the Required Tranche B-2 Term Loan Lenders”
          (i) Section 14.6(b)(ii)(A) of the Credit Agreement is hereby amended by inserting the text ”,Tranche B-2 Term Loan,” immediately following the second time the words “Tranche B-1 Term Loan,” appear in such clause.
          (j) Section 14.6(d) of the Credit Agreement is hereby amended by deleting the second sentence of such clause and replacing it with the following:
“In order to facilitate such pledge or assignment, the Borrowers hereby agree that, upon request of any Lender at any time and from time to time after any Borrower has made its initial borrowing hereunder, each Borrower shall provide to such Lender, at such Borrower’s own expense, a promissory note, substantially in the form of Exhibit K-1, K-2, K-3 , K-4 or K-5, as the case may be, evidencing the Tranche A-1 Term Loans, Tranche B-1 Term Loans and New Term Loans, Revolving Credit Loans and Swingline Loans, European-1 Tranche Term Loans and Tranche B-2 Term Loans, respectively, owing to such Lender.”
          (k) The Credit Agreement is hereby amended by attaching thereto a new Exhibit K-5 substantially in the form of Exhibit K-5 hereto.
          Section 3 Additional Amendments
          Each of the parties hereto hereby acknowledges, agrees and consents that Section 1.1, Section 10.7(a) and Section 10.7(b) of the Credit Agreement will be amended as provided in paragraphs (a), (b) and (c) below, respectively, effective in each case automatically as of the Additional Amendment Effective Time with respect to such amendment (as determined in each case by the Administrative Agent in its reasonable discretion in accordance with the provisions of the Credit Agreement as amended hereby and as may be further amended or modified hereafter) and without any further action or consent on any such party’s part or on the part of any of its successors, transferees or assigns to or of its rights or interests in or arising under any Tranche B-2 Term Loan (it being further understood and agreed that the foregoing consent shall be binding on all such successors and assigns, each of which will acquire any such right or interest in any Tranche B-2 Term Loan subject to such consent)
          (a) Section 1.1 of the Credit Agreement will be amended as and when contemplated above in this Section 3 by deleting the definition of “Final Maturity Date” contained threin and replacing it with the following:
     “Final Maturity Date” shall mean the Tranche B-2 Term Loan Maturity Date; provided, however, that, notwithstanding the foregoing, it is understood and agreed that November 17, 2013 shall continue to be the “Final Maturity Date” for purposes of determining the permissibility of any Indebtedness incurred or other action taken (including, without limitation, any action involving Stock or Stock Equivalents to the extent that the permissibility thereof is dependent on whether such Stock or Stock Equivalents constitute Disqualified Equity Interests) prior to the date on which the Final Maturity Date referred to above first becomes applicable in accordance with the terms of Extension Amendment No. 1.
     (b) Section 10.7(a) of the Credit Agreement will be amended as and when contemplated above in this Section 3 by replacing the word “or” immediately prior to the reference to “(iii)” in the first sentence thereof with “,” and inserting the following at the end of such first sentence:
“or (iv) in the case of the Senior Second Lien Notes, from and after the time no Revolving Credit Commitments, Revolving Credit Exposure, Tranche A-1 Term Loans, Tranche B-1 Term Loans or European-1 Tranche Term Loans are outstanding”
     (c) Section 10.7(b) of the Credit Agreement will be amended as and when contemplated above in this Section 3 by deleting clause (ii) of the proviso thereto and replacing it with the following:
“(ii) Parent Borrower may prepay, repurchase, redeem, defease or acquire, prior to the stated final maturity thereof, Retained Indebtedness with a stated final maturity (as of the Closing Date) prior to the Final Maturity Date if on a Pro Forma Basis after giving effect to such repayment the Consolidated First Lien Debt to Consolidated EBITDA Ratio for the most recent Test Period is no greater than 4.0:1 and”
           Section 4 Representations and Warranties, No Default. Each Borrower represents and warrants to the Lenders as of the Extension Amendment No. 1 Effective Date:
          (a) The execution and delivery of this Extension Amendment by each of the Credit Parties has been duly authorized.
          (b) The execution, delivery and performance by each of the Credit Parties of this Extension Amendment, will not (a) contravene any applicable provision of any material law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality, (b) result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of any Credit Party or any of the Restricted

Subsidiaries (other than Liens created under the Credit Documents or Liens subject to the Intercreditor Agreements) pursuant to, the terms of any material indenture, loan agreement, lease agreement, mortgage, deed of trust, agreement or other material instrument to which such Credit Party or any of the Restricted Subsidiaries is a party or by which it or any of its property or assets is bound or (c) violate any provision of the certificate of incorporation, by-laws or other organizational documents of such Credit Party or any of the Restricted Subsidiaries.
          (c) The representations and warranties set forth in the Credit Agreement and in the other Credit Documents are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date.
          (d) At the time of and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
           Section 5 Conditions to Effectiveness of Extension Amendment. This Extension Amendment will become effective upon:
          (a) receipt by the Administrative Agent of executed signature pages to this Extension Amendment from the Tranche B-1 Term Loan Lenders requesting conversion of all or any portion of the aggregate principal amount of Tranche B-1 Term Loans into Tranche B-2 Loans and each Credit Party; and
          (b) receipt by the Administrative Agent from the Parent Borrower of an opinion of counsel from Simpson Thacher & Bartlett LLP reasonably acceptable to the Administrative Agent covering such matters as are required pursuant to Section 2.14(f) of the Credit Agreement.
           Section 6 Post-Effectiveness Covenant. Within 45 days after the Closing Date (or such longer period as the Collateral Agent may agree in its sole discretion), the applicable Credit Parties shall take all actions as may be reasonably requested by the Administrative Agent (and that in any event are not beyond the requirements applicable in connection with the issuance of First Lien Notes pursuant to Section 9 of Amendment No. 2 to the Credit Agreement) in order to ensure the Tranche B-2 Term Loans benefit from the Mortgages over Mortgaged Properties of the U.S. Credit Parties.
           Section 7 Successors and Assigns. This Extension Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Tranche B-2 Term Loan Lenders (it being understood that rights of assignment of the parties hereto are subject to the further provisions of subsection 14.6 of the Credit Agreement).
           Section 8 Counterparts. This Extension Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Extension Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
           Section 9 Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
           Section 10 Headings. The headings of this Extension Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
           Section 11 Effect of Extension Amendment. Except as expressly set forth herein, this Extension Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the other Secured Parties under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Credit Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Credit Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect. Each Credit Party reaffirms its obligations under the Credit Documents to which it is party and the validity of the Liens granted by it pursuant to the Security Documents. From and after the effective date of this Extension Amendment, all references to the Credit Agreement in any Credit Document shall, unless expressly provided otherwise, refer to the Credit Agreement as amended by this Extension Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Extension Amendment to be duly executed as of the date first above written.

HCA INC.
By:	/s/ David G. Anderson
	Name:	David G. Anderson
	Title:	Senior Vice President — Finance and Treasurer

HCA UK CAPITAL LIMITED
By:	/s/ James M. Petkas
	Name:	James M. Petkas
	Title:	Director

Each of the U.S. GUARANTORS listed on Schedule II hereto
By:	/s/ John M. Franck II
	Name:	John M. Franck II
	Title:	Vice President and Assistant Secretary
[Extension Amendment No. 1 to Credit Agreement]

EXECUTED by	)

HCA UK HOLDINGS LIMITED acting by	) )	Director:	/s/ James M. Petkas
	)	Witness:	/s/ William R. Hoolihan

as a European Guarantor	)		William R. Hoolihan

EXECUTED by	)
HCA UK CAPITAL LIMITED	)	Director:	/s/ James M. Petkas

acting by	)
	)	Witness:	/s/ William R. Hoolihan

as a European Guarantor	)		William R. Hoolihan

EXECUTED by	)
HCA UK SERVICES LIMITED	)	Director:	/s/ James M. Petkas

acting by	)
	)	Witness:	/s/ William R. Hoolihan

as a European Guarantor	)		William R. Hoolihan

EXECUTED by	)
HCA INTERNATIONAL	)
HOLDINGS LIMITED	)	Director:	/s/ James M. Petkas

acting by	)
	)	Witness:	/s/ William R. Hoolihan

as a European Guarantor	)		William R. Hoolihan

EXECUTED by	)
HCA UK INVESTMENTS	)
LIMITED	)	Director:	/s/ James M. Petkas

acting by	)
	)	Witness:	/s/ William R. Hoolihan

as a European Guarantor	)		William R. Hoolihan

[Extension Amendment No. 1 to Credit Agreement]

EXECUTED by	)
THE HARLEY STREET	)
CANCER CLINIC LIMITED	)	Director:	/s/ James M. Petkas

acting by	)
	)	Witness:	/s/ William R. Hoolihan

as a European Guarantor	)		William R. Hoolihan

EXECUTED by	)
HCA INTERNATIONAL	)
LIMITED	)	Director:	/s/ James M. Petkas

acting by	)
	)	Witness:	/s/ William R. Hoolihan

as a European Guarantor	)		William R. Hoolihan

EXECUTED by	)
HCA UK LIMITED	)	Director:	/s/ James M. Petkas

acting by	)
	)	Witness:	/s/ William R. Hoolihan

as a European Guarantor	)		William R. Hoolihan

EXECUTED by	)
ST MARTINS LIMITED	)	Director:	/s/ James M. Petkas

acting by	)
	)	Witness:	/s/ William R. Hoolihan

as a European Guarantor	)		William R. Hoolihan

EXECUTED by	)
ST MARTINS HEALTHCARE	)
LIMITED	)	Director:	/s/ James M. Petkas

acting by	)
	)	Witness:	/s/ William R. Hoolihan

as a European Guarantor	)		William R. Hoolihan

EXECUTED by	)
HCA STAFFING	)
LIMITED	)	Director:	/s/ James M. Petkas

acting by	)
	)	Witness:	/s/ William R. Hoolihan

as a European Guarantor	)		William R. Hoolihan

[Extension Amendment No. 1 to Credit Agreement]

EXECUTED by	)
LA TOUR FINANCE LIMITED PARTNERSHIP	)
acting by	)
HCA SWITZERLAND HOLDING SARL, general
partner acting by

/s/ R. Milton Johnson
R. Milton Johnson
and

/s/ John M. Franck II
John M. Franck II
acting under the authority of the company
EXECUTED by
NATIONAL PATIENT ACCOUNT SERVICES, INC.

By:	/s/ Eric Ward
	Name:	Eric Ward
	Title:	President and Treasurer

[Extension Amendment No. 1 to Credit Agreement]

Schedule II
to Extension Amendment No. 1

	By its	By its	By the General
	General	Sole	Partner of its
U.S. Guarantor	Partner	Member	Sole Member
American Medicorp Development Co.
Bay Hospital, Inc.
Brigham City Community Hospital, Inc.
Brookwood Medical Center of Gulfport, Inc.
Capital Division, Inc.
Centerpoint Medical Center of Independence, LLC
Central Florida Regional Hospital, Inc.
Central Shared Services, LLC
Central Tennessee Hospital Corporation
CHCA Bayshore, L.P.	*
CHCA Conroe, L.P.	*
CHCA Mainland, L.P.	*
CHCA West Houston, L.P.	*
CHCA Woman’s Hospital, L.P.	*
Chippenham & Johnston-Willis Hospitals, Inc.
CMS GP, LLC
Colorado Health Systems, Inc.
Columbia ASC Management, L.P.	*
Columbia Jacksonville Healthcare System, Inc.
Columbia LaGrange Hospital, Inc.
Columbia Medical Center of Arlington Subsidiary, L.P.	*
Columbia Medical Center of Denton Subsidiary, L.P.	*
Columbia Medical Center of Las Colinas, Inc.
Columbia Medical Center of Lewisville Subsidiary, L.P.	*
Columbia Medical Center of McKinney Subsidiary, L.P.	*
Columbia Medical Center of Plano Subsidiary, L.P.	*
Columbia North Hills Hospital Subsidiary, L.P.	*
Columbia Ogden Medical Center, Inc.
Columbia Parkersburg Healthcare System, LLC
Columbia Plaza Medical Center of Fort Worth Subsidiary, L.P.	*
Columbia Polk General Hospital, Inc.
Columbia Rio Grande Healthcare, L.P.	*
Columbia Riverside, Inc.
Columbia Valley Healthcare System, L.P.	*
Columbia/Alleghany Regional Hospital, Incorporated
Columbia/HCA John Randolph, Inc.
Columbine Psychiatric Center, Inc.
Columbus Cardiology, Inc.

2

	By its	By its	By the General
	General	Sole	Partner of its
U.S. Guarantor	Partner	Member	Sole Member
Conroe Hospital Corporation
Dallas/Ft. Worth Physician, LLC
Dauterive Hospital Corporation
Dublin Community Hospital, LLC
Eastern Idaho Health Services, Inc.
Edward White Hospital, Inc.
El Paso Surgicenter, Inc.
Encino Hospital Corporation, Inc.
EP Health, LLC
Fairview Park GP, LLC
Fairview Park, Limited Partnership	*
Frankfort Hospital, Inc.
Galen Property, LLC
Good Samaritan Hospital, L.P.	*
Goppert-Trinity Family Care, LLC
GPCH-GP, Inc.
Grand Strand Regional Medical Center, LLC
Green Oaks Hospital Subsidiary, L.P.	*
Greenview Hospital, Inc.
HCA — IT&S Field Operations, Inc.
HCA — IT&S Inventory Management, Inc.
HCA Central Group, Inc.
HCA Health Services of Florida, Inc.
HCA Health Services of Louisiana, Inc.
HCA Health Services of Oklahoma, Inc.
HCA Health Services of Tennessee, Inc.
HCA Health Services of Virginia, Inc.
HCA Management Services, L.P.	*
HCA Realty, Inc.
HD&S Corp. Successor, Inc.
Health Midwest Office Facilities Corporation
Health Midwest Ventures Group, Inc.
Healthtrust MOB, LLC		*
Hendersonville Hospital Corporation
Hospital Corporation of Tennessee
Hospital Corporation of Utah
Hospital Development Properties, Inc.
HSS Holdco, LLC
HSS Systems VA, LLC
HSS Systems, LLC
HSS Virginia, L.P.	*
HTI Memorial Hospital Corporation
Integrated Regional Lab, LLC
Integrated Regional Laboratories, LLP	*

3

	By its	By its	By the General
	General	Sole	Partner of its
U.S. Guarantor	Partner	Member	Sole Member
JFK Medical Center Limited Partnership	*
KPH-Consolidation, Inc.
Lakeland Medical Center, LLC
Lakeview Medical Center, LLC
Largo Medical Center, Inc.
Las Vegas Surgicare, Inc.
Lawnwood Medical Center, Inc.
Lewis-Gale Hospital, Incorporated
Lewis-Gale Medical Center, LLC
Lewis-Gale Physicians, LLC
Los Robles Regional Medical Center
Management Services Holdings, Inc.
Marietta Surgical Center, Inc.
Marion Community Hospital, Inc.
MCA Investment Company
Medical Centers of Oklahoma, LLC
Medical Office Buildings of Kansas, LLC
Memorial Healthcare Group, Inc.
Midwest Division — ACH, LLC
Midwest Division — LRHC, LLC
Midwest Division — LSH, LLC
Midwest Division — MCI, LLC
Midwest Division — MMC, LLC
Midwest Division — OPRMC, LLC
Midwest Division — PFC, LLC
Midwest Division — RBH, LLC
Midwest Division — RMC, LLC
Midwest Division — RPC, LLC
Midwest Holdings, Inc.
Montgomery Regional Hospital, Inc.
Mountain View Hospital, Inc.
Nashville Shared Services General Partnership	*
New Port Richey Hospital, Inc.
New Rose Holding Company, Inc.
North Florida Immediate Care Center, Inc.
North Florida Regional Medical Center, Inc.
Northern Utah Healthcare Corporation
Northern Virginia Community Hospital, LLC
Northlake Medical Center, LLC
Notami Hospitals of Louisiana, Inc.
Notami Hospitals, LLC
Okaloosa Hospital, Inc.
Okeechobee Hospital, Inc.
Outpatient Cardiovascular Center of Central Florida, LLC

4

	By its	By its	By the General
	General	Sole	Partner of its
U.S. Guarantor	Partner	Member	Sole Member
Palms West Hospital Limited Partnership	*
Palmyra Park Hospital, Inc.
Pasadena Bayshore Hospital, Inc.
Plantation General Hospital Limited Partnership	*
Pulaski Community Hospital, Inc.
Redmond Park Hospital, LLC
Redmond Physician Practice Company
Regional Health System of Acadiana, LLC, The
Reston Hospital Center, LLC
Retreat Hospital, LLC
Rio Grande Regional Hospital, Inc.
Riverside Healthcare System, L.P.	*
Riverside Hospital, Inc.
Samaritan, LLC
San Jose Healthcare System, LP	*
San Jose Hospital, L.P.	*
San Jose Medical Center, LLC
San Jose, LLC
Sarasota Doctors Hospital, Inc.
SJMC, LLC
Southern Hills Medical Center, LLC
Spotsylvania Medical Center, Inc.
Spring Branch Medical Center, Inc.
Spring Hill Hospital, Inc.
St. Mark’s Lone Peak Hospital, Inc.
Sun City Hospital, Inc.
Sunrise Mountainview Hospital, Inc.
Surgicare of Brandon, Inc.
Surgicare of Florida, Inc.
Surgicare of Houston Women’s, Inc.
Surgicare of Manatee, Inc.
Surgicare of New Port Richey, Inc.
Surgicare of Palms West, LLC
Surgicare of Riverside, LLC
Tallahassee Medical Center, Inc.
TCMC Madison-Portland, Inc.
Terre Haute Hospital GP, Inc.
Terre Haute Hospital Holdings, Inc.
Terre Haute MOB, L.P.	*
Terre Haute Regional Hospital, L.P.	*
Timpanogos Regional Medical Services, Inc.
Trident Medical Center, LLC
Utah Medco, LLC
VH Holdco, Inc.

5

	By its	By its	By the General
	General	Sole	Partner of its
U.S. Guarantor	Partner	Member	Sole Member
VH Holdings, Inc.
Virginia Psychiatric Company, Inc.
W & C Hospital, Inc.
Walterboro Community Hospital, Inc.
Wesley Medical Center, LLC
West Florida Regional Medical Center, Inc.
West Valley Medical Center, Inc.
Western Plains Capital, Inc.
WHMC, Inc.
Woman’s Hospital of Texas, Incorporated

BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent
By:	/s/ Liliana Claar
	Name:	Liliana Claar
	Title:	Vice President
[Additional Lender Signature Pages Omitted]